Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-QSB of International Electronics, Inc. (the “Company”) for the three months ended February 29, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, John Waldstein, President, Chief Executive Officer, Chief Financial Officer and Treasurer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ John Waldstein
John Waldstein
President, Chief Executive Officer, Chief Financial Officer and Treasurer

Dated: April 13, 2004